UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2022

TopBuild Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36870	47-3096382
(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 304-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective on October 10, 2022, TopBuild Corp. (the “Company”) appointed Joseph Viselli its Vice President and Chief Operating Officer. Mr. Viselli will be responsible for the Company’s operations, including its installation and specialty distribution businesses and will report directly to Robert Buck, the Company’s CEO.

Prior to his appointment as COO, Mr. Viselli served as Senior Vice President and General Manager of the Company’s Specialty Products and the Rockies, West, and Central Divisions of our mechanical insulation business. Prior to that, Mr. Viselli ran the Silvercote® business for Distribution international since 2019 and previously spent ten years in a number of senior roles with Knauf Insulation. Mr. Viselli also spent four years at the Goodyear Tire & Rubber Company, and fifteen years at Procter & Gamble where he started his career.

As Vice President and COO, Mr. Viselli receives an annual base salary and is eligible to participate in the compensation and benefit programs of the Company, including its annual and long-term incentive plans, as well as other benefit plans and programs such as health and life insurance and retirement and severance benefits plans. Other than as described in this Current Report on Form 8-K, there are no arrangements or understandings between Mr. Viselli and any other persons pursuant to which he was selected as an officer of the Company.

Mr. Viselli has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company, nor does Mr. Viselli have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

	By:	/s/ Robert Kuhns
		Name:	Robert Kuhns
		Title:	Vice President and Chief Financial Officer
Dated: October 11, 2022

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